SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
June 7, 2007 (June 5, 2007)

Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
HLI Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
15300 Centennial Drive, Northville, Michigan 48168

(Address of principal executive offices)                    (Zip Code)
(734) 737-5000

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.
     On June 6, 2007, Hayes Lemmerz International, Inc. (the “Company”) announced the expiration of the previously announced cash tender offer and consent solicitation of its indirect subsidiary, HLI Operating Company, Inc. (“HLI”) for any and all of the outstanding 10 1/2% Senior Notes due 2010 (the “Notes”) of HLI.
     The tender offer and consent solicitation for the Notes expired at 11:59 p.m., New York City time, on June 5, 2007 (the “Expiration Date”). As of the Expiration Date, HLI had received tenders with respect to $154,238,000 in aggregate principal amount of the Notes (approximately 97.9% of the outstanding aggregate principal amount of the Notes) pursuant to HLI’s Offer to Purchase and Consent Solicitation Statement, dated May 8, 2007, and the related Letter of Transmittal and Consent for Tender Offer. HLI accepted for payment and paid for $154,178,000 in aggregate principal amount of such Notes on May 30, 2007. HLI expects to accept for payment and pay for the remaining Notes validly tendered prior to the Expiration Date on or about June 7, 2007. HLI intends to redeem the remaining $3,262,000 in aggregate principal amount of outstanding Notes that were not tendered by the Expiration Date prior to their maturity.
     A copy of the press release announcing the expiration of the tender offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward Looking Statements
     The information contained in this report contains forward-looking statements which are subject to uncertainties that could cause actual future events and results of the Company and HLI to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company and HLI believe are reasonable but are not guarantees of future events and results. Actual future events and results of the Company and HLI may differ materially from those expressed in these forward-looking statements. There can be no assurance that any forward-looking statements will be realized. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the risks described in the Company’s and HLI’s most recent Annual Report on Form 10-K and the Company’s and HLI’s other reports filed with the SEC. All such forward-looking statements speak only as of the date hereof. Although the Company and HLI believe the expectations reflected in the forward-looking statements at the time they are made are reasonable, the Company and HLI cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Company, HLI, nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company and HLI undertake no duty or obligation to publicly update or revise the information contained in this report, although they may do so from time to time as they believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: June 7, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.
By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: June 7, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Hayes Lemmerz International, Inc. on June 6, 2007, announcing the expiration of a tender offer for outstanding 10 1/2% Senior Notes due 2010.